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                                EXHIBIT 10.162

                               AMENDMENT NO. 2 TO
                CORRECTIONS CORPORATION OF AMERICA/SODEXHO S.A.
                     1994 SECURITIES PURCHASE AGREEMENT AND
                    NOTE AND WARRANT MODIFICATION AGREEMENT


         This Amendment No. 2 to the 1994 Securities Purchase Agreement and Note and Warrant Modification Agreement, dated as of December 31, 1996 (the "Amendment"), is entered into by and between Sodexho S.A., a French corporation (the "Purchaser") and Corrections Corporation of America, a Delaware corporation (the "Corporation").

                                   RECITALS:

         WHEREAS, the Corporation and the Purchaser are parties to that certain Securities Purchase Agreement, dated as of June 23, 1994 and as previously amended on July 11, 1995 (the "Agreement"), pursuant to which, among other things, the Corporation offered and sold to Purchaser its 8.5% Convertible Subordinated Note due November 7, 1999, in the aggregate principal amount of $7,000,000 (the "8.5% Note"), its warrants to purchase a total of 4,400,000 shares of the Corporation's common stock (exercisable at $3.95 per share and expiring on December 31, 1998) (the "Warrants"), and an option to purchase its Five-Year Floating Rate Convertible Subordinated Note in the aggregate principal amount of $20,000,000 (the "Floating Rate Note");

         WHEREAS, on even date herewith, the Corporation and the Purchaser entered into that certain Purchase Agreement pursuant to which the Purchaser acquired shares of capital representing a twenty percent interest in UK Detention Service Limited, a company incorporated in England and Wales and a wholly owned subsidiary of the Corporation ("UKDS");

         WHEREAS, on even date herewith, the Corporation and the Purchaser entered into that certain Option Agreement pursuant to which the Corporation granted to the Purchaser an option to purchaser shares representing an additional thirty percent interest in UKDS on the terms and conditions set forth therein; and

         WHEREAS, as an inducement for the Purchaser to acquire the above referenced securities, the Purchaser has requested, among other things, that the Corporation extend the expiration date of the Warrants and extend the nonconversion period on the 8.5% Note and the Floating Rate Note;

         NOW, THEREFORE, for and in consideration of the premises and the mutual promises, covenants and conditions set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and the Purchaser hereby agree as follows:

         1. Amendment of Agreement. Exhibit E of the Agreement is hereby amended by deleting such Exhibit in its entirety from the Agreement and by substituting in lieu thereof the new Exhibit E attached hereto.

         2. Amendment of 8.5% Note. The first sentence of Section 9(a) of the 8.5% Note is hereby amended by deleting such sentence from the 8.5% Note in its entirety, and by substituting in lieu thereof the following new first sentence:

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         "On or after June 23, 1999, at such time as the Closing Price of the
         Common Stock has equalled or exceeded one hundred sixty percent (160%) of the Conversion Price (as it may from time to time be adjusted) for ten (10) trading days out of a twenty (20) consecutive trading day period, the Corporation may require the Holder to convert all or a portion of the principal amount of this Note into shares of Common Stock."

         3. Amendment of Warrants. Section 1.E of the Warrants is hereby amended by deleting such Section 1.E from the Warrants in its entirety and substituting in lieu thereof the following new Section 1.E:

         "E.  "Expiration Date" shall mean December 31, 1999."

         4.      Effectiveness of this Amendment.

         This Amendment shall become effective upon the execution and delivery of this Amendment by the Purchaser and the Corporation. The parties acknowledge and agree that within thirty (30) days of the date hereof, (i) a new Warrant Certificate reflecting the terms hereof will be issued and the existing Warrant Certificate cancelled and (ii) a new 8.5% Note reflecting the terms hereof will be issued and the existing 8.5% Note cancelled.

         5.      Representations and Warranties of the Corporation.

         In order to induce the Purchaser to enter into this Amendment, the Corporation hereby makes the following representations and warranties to the
Purchaser:

                 5.1. Corporate Power and Authorization. The Corporation has the requisite corporate power and authority to execute, deliver and perform its obligations under this Amendment.

                 5.2. No Conflict. Neither the execution and delivery by the Corporation of this Amendment nor the consummation of the transactions contemplated or required hereby nor compliance by the Corporation with the terms, conditions and provisions hereof will conflict with or result in a breach of any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws of the Corporation or any law, regulation, order, writ, injunction or decree of any court or governmental instrumentality or any agreement or instrument to which the Corporation is a party or by which any of its properties is bound, or constitute a default thereunder or result in the creation or imposition of any lien.

                 5.3. Authorization; Governmental Approvals. The execution and delivery by the Corporation of this Amendment and the consummation of the transactions contemplated hereby (i) have been duly authorized by all necessary corporate action on the part of the Corporation and (ii) do not and will not require any authorization, consent, approval or license from or any registration, qualification, designation, declaration or filing with, any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

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                 5.4.  Valid and Binding Effect.  This Amendment has been duly and validly executed and delivered by the Corporation and constitutes the legal, valid and binding obligation of the Corporation, enforceable in accordance with its terms.

                 5.5. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default under the Agreement.

         6.      Miscellaneous.

                 6.1. Amendment to Agreement. The Agreement is hereby, and shall henceforth be deemed to be, amended, modified and supplemented in accordance with the provisions hereof, and the respective rights, duties and obligations under the Agreement shall hereafter be determined, exercised and enforced under the Agreement, as amended, subject in all respects to such amendments, modifications, and supplements and all terms and conditions of this Amendment. Initially capitalized terms used in this Amendment shall have the meanings ascribed thereto in the Agreement, as amended hereby, unless otherwise defined herein.

                 6.2. Ratification of the Agreement. Except as expressly set forth in this Amendment, all agreements, covenants, undertakings, provisions, stipulations, and promises contained in the Agreement and the Securities are hereby ratified, readopted, approved, and confirmed and remain in full force and effect.

                 6.3. No Implied Waiver. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver or modification of any provision of, or operate as a waiver of any right, power or remedy of the Purchaser under, the Agreement or prejudice any right or remedy that the Purchaser may have or may have in the future under or in connection with the Agreement or any instrument or agreement referred to therein. The Corporation acknowledges and agrees that the representations and warranties of the Corporation contained in the Agreement and in this Amendment shall survive the execution and delivery of this Amendment and the effectiveness hereof.

                 6.4. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. The English language version of all documents relating to the transactions contemplated hereby will govern.

                 6.5. Counterparts; Telecopy Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of a manually executed counterpart. Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver a manually executed counterpart, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.





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         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their duly authorized officers as of the date first written above.


                                      SODEXHO S.A.



                                      By:  /s/
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                                      Its:
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                                      CORRECTIONS CORPORATION OF AMERICA



                                      By:  /s/
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                                      Its:
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